Utility Plant and Leases	12 Months Ended
Dec. 31, 2016
Leases [Abstract]
Utility Plant and Leases

Note 2 – Utility Plant and Leases

Net utility plant as of December 31, 2016 and 2015 was as follows (thousands of dollars):

December 31,	2016	2015
Gas plant:
Storage	$24,614	$22,944
Transmission	349,981	312,996
Distribution	5,198,531	4,935,730
General	382,084	365,865
Software and software-related intangibles	224,260	203,323
Other	14,094	14,059

	6,193,564	5,854,917
Less: accumulated depreciation	(2,172,966)	(2,084,007)
Acquisition adjustments, net	196	370
Construction work in progress	111,177	119,805

Net utility plant	$4,131,971	$3,891,085

Utility plant depreciation is computed on the straight-line remaining life method at composite rates considered sufficient to amortize costs over estimated service lives, including components which compensate for removal costs (net of salvage value), and retirements, based on the processes of regulatory proceedings and related regulatory commission approvals and/or mandates. In 2016, annual depreciation and amortization expense averaged 3.6% of the original cost of depreciable and amortizable property. Average rates in 2015 and 2014 also approximated 3.6%. Transmission and Distribution plant (combined), associated with our core natural gas delivery infrastructure, constitute the majority of gas plant. Annual depreciation expense averaged approximately 3.3% of original cost of depreciable transmission and distribution plant during the period 2014 through 2016.

Depreciation and amortization expense on gas plant, including intangibles, was as follows (thousands of dollars):

	2016	2015	2014
Depreciation and amortization expense	$214,037	$201,233	$194,360

Included in the figures above is amortization of intangibles of $14.8 million in 2016, $12.7 million in 2015, and $11.7 million in 2014.

Operating Leases and Rentals.    Certain office and construction equipment is leased. The majority of these leases are short-term and accounted for as operating leases. For the gas segment, these leases are also treated as operating leases for regulatory purposes. Centuri has various short-term operating leases of equipment and temporary office sites. The table below presents Southwest’s rental payments and Centuri’s lease payments that are included in operating expenses (in thousands):

	2016	2015	2014
Southwest Gas	$4,357	$4,186	$5,330
Centuri	53,956	45,849	30,012

Consolidated rental payments/lease expense	$58,313	$50,035	$35,342

The following is a schedule of future minimum lease payments for significant non-cancelable operating leases (with initial or remaining terms in excess of one year) as of December 31, 2016 (thousands of dollars):

Year Ending December 31,
2017	$6,929
2018	4,837
2019	3,449
2020	2,411
2021	1,098
Thereafter	2,730

Total minimum lease payments	$21,454

Capital Leases.    Centuri leases certain construction equipment under capital leases arrangements. The amounts associated with capital leases of equipment as of December 31, 2016 and 2015 are as follows (thousands of dollars):

December 31,	2016	2015
Capital leased assets, gross	$3,189	$4,584
Less: accumulated amortization	(1,172)	(1,043)

Capital leased assets, net	$2,017	$3,541

The following is a schedule of future minimum lease payments for non-cancelable capital leases (with initial or remaining terms in excess of one year) as of December 31, 2016 (thousands of dollars):

Year Ending December 31,
2017	$931
2018	546
2019	84
2020	—
2021	—
Thereafter	—

1,561
Less: amount representing interest	(101)

Total minimum lease payments	$1,460